Exhibit 99.1

0 www.murphyoilcorp.com NYSE: MUR 0 INVESTOR UPDATE OCTOBER 2022

1 www.murphyoilcorp.com NYSE: MUR 1 Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . Forward - Looking Statements – This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and are not guarantees of performance . In particular, statements, express or implied, concerning the company’s future operating results or activities and returns or the company's ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) matters, or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward - looking statements . Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward - looking statement, which consequently could cause actual results or activities to differ materially from the expectations expressed or implied by such forward - looking statements, include, but are not limited to : macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the U . S . or global capital markets, credit markets or economies in general . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward - looking non - GAAP measures . Definitions of these measures are included in the appendix . Cautionary Statement and Investor Relations Contacts Kelly Whitley VP, Investor Relations & Communications 281 - 675 - 9107 kelly_whitley@murphyoilcorp.com Megan Larson Staff Investor Relations Analyst 281 - 675 - 9470 megan_larson@murphyoilcorp.com

2 www.murphyoilcorp.com NYSE: MUR 2 Agenda 01 Murphy at a Glance 02 Murphy Priorities 03 Murphy Portfolio 04 Looking Ahead

Murphy at a Glance

Murphy is an independent exploration and production company, producing in three areas with an advantaged portfolio and exploration upside

Onshore United States

- Eagle Ford Shale on private lands in Texas with ~1,300 future locations on ~122,000 net acres
- Produced 36.4 MBOEPD in 2Q 2022, comprised of 72% oil and 86% liquids

Onshore Canada

- Tupper Montney ~1,400 future locations on ~100,000 net acres, produced 275 MMCFD in 2Q 2022
- Kaybob Duvernay ~600 future locations on ~157,000 net acres, produced 7.3 MBOEPD in 2Q 2022

Offshore Deepwater Gulf of Mexico

- Fifth largest producer in the Gulf of Mexico, produced 70.2 MBOEPD[1] in 2Q 2022
- Executing major projects on schedule, first oil achieved at Khaleesi, Mormont, Samurai in April 2022

Exploration

- ~1 BBOE of risked mean resources and more than 6 MM net acres across Gulf of Mexico, offshore Mexico, Brazil and Vietnam

2Q 2022 Production[1]



22%
45%
164
MBOEPD
32%

YE 2021 Proved Reserves[1]



25%
49%
699
MMBOE
26%

US Onshore | Offshore | Canada Onshore

1 Excluding noncontrolling interest. Proved reserves are based on year-end 2021 third-party audited volumes using SEC pricing
Note: Future locations and net acres as of December 31, 2021

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
3

4 www.murphyoilcorp.com NYSE: MUR 4 Why Murphy Oil? Sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity in three operating areas across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership

5 www.murphyoilcorp.com NYSE: MUR 5 STRONG GOVERNANCE OVERSIGHT CONTINUED ENVIRONMENTAL STEWARDSHIP POSITIVELY IMPACTING OUR PEOPLE AND COMMUNITIES 2022 Sustainability Report Highlights 46 % improvement in Total Recordable Incident Rate (TRIR) 50 % improvement in Lost Time Incident Rate (LTIR) from 2019 to 2021 $ 900,000 Employee Gift Matching Program donations in 2021 more than 3,000 students received El Dorado Promise scholarships since 2007 more than second consecutive year of THIRD - PARTY ASSURANCE of GHG scope 1 and 2 data Well - defined Board and managerial oversight and management of ESG matters GHG INTENSITY GOAL IN ANNUAL INCENTIVE PLAN added in 2021 SUPPLIER CODE OF CONDUCT published in 2022 enhanced DISCLOSURES 20 % GHG emissions intensity 28 % methane intensity from 2019 to 2021 49 % flaring intensity HIGHEST WATER RECYCLING RATIO in Company history ZERO IOGP* SPILLS in 2021 AWARDS AND RECOGNITION BEST PLACE FOR WORKING PARENTS by the Greater Houston Partnership PRESIDENT’S VOLUNTEER SERVICE AWARD by the Houston Food Bank AMERICA’S MOST RESPONSIBLE COMPANIES by Newsweek * IOGP – International Association of Oil and Gas Producers

6 www.murphyoilcorp.com NYSE: MUR 6 MURPHY PRIORITIES

7 www.murphyoilcorp.com NYSE: MUR 7 What’s New in 3Q 2022 Well Delivery Update • Fifth of 7 wells online at Khaleesi / Mormont / Samurai in Gulf of Mexico • 3Q 2022 onshore operated well schedule progressing as planned • 4 Eagle Ford Shale wells • 5 Tupper Montney wells Gulf of Mexico Updates • Closed Lucius acquisition, Thunder Hawk divestiture • Completed non - op Kodiak #3 well, production imminent • Drilling ongoing in non - op Lucius field Progressing Long - Term Debt Reduction • $600 – $650 MM reduction goal in FY 2022* • Redeemed remaining $42 MM of 6.875% Notes due 2024 in Aug 2022 • Tendered $198 MM of senior notes in Aug 2022 • $100 MM of 5.75% Notes due 2025, $98 MM of 6.375% Notes due 2028 Maintaining Guidance, Excluding NCI • 3Q 2022 production 180 – 188 MBOEPD, 49% oil • FY 2022 production 168 – 176 MBOEPD, 52% oil • FY 2022 CAPEX $900 – $950 MM, excluding acquisitions * Assumes $85 / BBL WTI oil price in FY 2022, $75 / BBL WTI oil price in FY 2023 and current production guidance by the Institutional Shareholder Services Group of Companies (ISS)

8 www.murphyoilcorp.com NYSE: MUR 8 Khaleesi, Mormont, Samurai Field Development Details Samurai GC - 432 Mormont West GC - 478 Mormont East GC - 478 Khaleesi GC - 389 Export Laterals King’s Quay FPS Field Development Project • Achieved first oil at King’s Quay FPS April 2022, ahead of schedule and on budget • 97% facility uptime • 5 wells currently producing 91 MBOEPD gross, 25 MBOEPD net, 89% oil • Completions progressing on sixth well • 1 well remaining to be completed • 7 total operated wells to produce across 3 fields Khaleesi, Mormont, Samurai Fields

9 www.murphyoilcorp.com NYSE: MUR 9 Well Design Enhancements, Top - Tier Execution Achieve Higher Rates Across Assets • Enhanced Eagle Ford Shale completions design, longer Tupper Montney laterals supporting superior well results • Khaleesi, Mormont, Samurai field producing at rates above expectation Strong Performance Augments Production Guidance • 3Q 2022 production 180 – 188 MBOEPD • 49% oil, 55% liquids volumes • Includes planned downtime of: • 3.6 MBOEPD of operated onshore downtime • 6.2 MBOEPD of operated and non - operated offshore downtime • 6.0 MBOEPD of assumed Gulf of Mexico storm downtime • FY 2022 production 168 – 176 MBOEPD • 52% oil, 58% liquids volumes • Midpoint raised 4 MBOEPD from original guidance, supported primarily by stronger oil - weighted well performance • Gulf of Mexico bolt - on acquisitions provide incremental 1.5 MBOEPD in FY 2022 2022 Production Plan Major Project Execution, Enhanced Well Design Drive Production Increase FY 2022E Production By Area 44% 36% 20% ~172 MBOEPD Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 18% average working interest 2022 Onshore Wells Online 0 5 10 15 20 25 30 35 40 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Eagle Ford Shale Kaybob Duvernay Tupper Montney Eagle Ford Shale (Non-Op) Offshore Canada Onshore US Onshore

10 www.murphyoilcorp.com NYSE: MUR 10 2022 Capital Allocation Plan Prioritizing Capital To Support Free Cash Flow $301 $266 $205 $153 $925 0 200 400 600 800 1,000 1Q 2022A 2Q 2022A 3Q 2022E 4Q 2022E FY 2022E Accrued CAPEX by Quarter $MM Note: Accrued CAPEX, based on midpoint of guidance range and excluding acquisitions and noncontrolling interest Actual CAPEX Forecast CAPEX 46% 27% 14% 10% 2% FY 2022 CAPEX By Area, Excluding Acquisitions Offshore US Onshore Canada Onshore Exploration Corporate ~$925 MM Capital Plan Supports Further Delevering, Enhanced Shareholder Returns • Maintaining FY 2022 CAPEX guidance of $900 – $950 MM, excluding acquisitions • Prioritizing major Gulf of Mexico projects, totaling ~80% of offshore CAPEX in FY 2022 • ~60% of spend is in 1H 2022 • Onshore operated well delivery program >90% complete YTD Incremental Cash Flow Uses in FY 2022 • Dividend increase to $0.25 / share in 3Q 2022, $1.00 / share annualized • 100% increase from 4Q 2021, return to pre - pandemic level • FY 2022 debt reduction goal of $600 – $650 MM • $440 MM of long - term debt reduction achieved YTD through redemptions and tender offers

11 www.murphyoilcorp.com NYSE: MUR 11 2022 Exploration Update Progressing Plans in Targeted Basins Mexico – Operated, 40% WI • First additional exploration period approved by regulator in Block 5 • Targeting drilling Tulum - 1EXP well in 4Q 2022 • Drilling permit received Gulf of Mexico • Preparing exploration drilling plans • Planning 2 operated exploration wells in FY 2023 Exploration Focus Areas OFFSHORE MEXICO BRAZIL VIETNAM

12 www.murphyoilcorp.com NYSE: MUR 12 Progressing Strategic Priorities • Redeemed remaining $42 MM of 2024 Senior Notes • Tendered $198 MM of senior notes, comprised of $100 MM of 5.75% Notes due 2025 and $98 MM of 6.375% Notes due 2028 • Established capital allocation framework with debt reduction goals and increasing shareholder returns DELEVER • Brought online five wells in Khaleesi, Mormont, Samurai fields with 97% uptime at King’s Quay FPS • Achieving superior well results in Eagle Ford Shale and Tupper Montney • Averaging expected investment recovery of less than 6 months for 2Q 2022 wells in Eagle Ford Shale and Tupper Montney • Acquiring high - return, non - op bolt - on working interests in Gulf of Mexico EXECUTE • Received drilling permit for Tulum - 1EXP in offshore Mexico with spud in 4Q 2022 • Received offshore operator approval from regulator in Brazil, completing necessary step to attain partner’s position in Potiguar Basin • Advancing 2023 exploration drilling plans in Gulf of Mexico EXPLORE Targeted returns to shareholders through share repurchases and potential dividend increases tied to debt levels CAPITAL ALLOCATION FRAMEWORK

Capital Allocation Priorities

Framework[1] Allows for Long-Term Debt Reduction, Shareholder Returns Beyond Quarterly Dividend

Initial $300 MM Share Repurchase Program[2] Authorized by Board

Murphy 1.0 – Long-Term Debt > $1.8 BN

- Allocate adjusted FCF to long-term debt reduction
- Continue supporting the quarterly dividend of $0.25 per share

Murphy 2.0 – Long-Term Debt of $1.0 BN – $1.8 BN

- ~75% of adjusted FCF allocated to debt reduction
- ~25% distributed through share buybacks and potential dividend increases

Murphy 3.0 – Long-Term Debt ≤ $1.0 BN

- Up to 50% of adjusted FCF allocated to the balance sheet
- Minimum of 50% of adjusted FCF allocated to share buybacks and potential dividend increases

Adjusted Free Cash Flow Formula

Cash Flow From Operations Before WC Change

(-) Capital expenditures

= Free Cash Flow

(-) Distributions to NCI and projected payments[3]

(-) Quarterly dividend

(-) Accretive acquisitions

= Adjusted Free Cash Flow (Adjusted FCF)

1 Based on current oil and natural gas prices and production remains at or slightly above the fourth quarter 2022 range of 194 – 202 MBOEPD. The timing and magnitude of debt reductions and share repurchases will largely depend on oil and natural gas prices, development costs and operating expenses, as well as any high-return investment opportunities. Because of the uncertainties around these matters, it is not possible to forecast how and when the company's targets might be achieved.

2 The share repurchase program allows the company to repurchase shares through a variety of methods, including but not limited to open market purchases, privately negotiated transactions and other means in accordance with federal securities laws, such as through Rule 10b5-1 trading plans and under Rule 10b-18 of the Exchange Act. This repurchase program has no time limit and may be suspended or discontinued completely at any time without prior notice as determined by the company at its discretion and dependent upon a variety of factors

3 Other projected payments such as the contractual contingent payments projected to end after the second quarter of 2023

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
13

14 www.murphyoilcorp.com NYSE: MUR 14 Long History of Benefitting Shareholders $4.3 Billion Returned to Shareholders In last 10 years > $1.8 Billion in Share Repurchases 2012 – 1H 2022 > $ 6.6 Billion Returned to Shareholders Since 1961 > $0 $200 $400 $600 $800 $1,000 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22E Dividends Special Dividends Repurchases Murphy Cash Paid to Shareholders $MM 1997 – 2022E Source: Bloomberg, SEC filings as of 08/23/22. Yield based on 2Q 2022 dividend. MUR yield assumes $1.00 dividend annualized. Peers include APA, AR, CHK, CHRD, CIVI, CLR, CNX, COP, CPE, CRC, CRK, CTRA, DEN, DVN, EOG, EQT, ERF, FANG, HES, KOS, MGY, MRO, MTDR, MUR, OVV, OXY, PDCE, PXD, RRC, SM, SWN, TALO Note: The following peers currently do NOT pay a dividend: AR, SWN, RRC, CRK, CNX, CPE, DEN, CRC, TAL Peer Base Dividend Yield 2Q 2022 3.5% 3.3% 2.7% 2.7% 2.5% 2.2% 2.2% 2.1% 2.0% 1.9% 1.9% 1.7% 1.6% 1.4% 1.4% 1.3% 1.2% 1.2% 1.2% 1.1% 1.0% 0.3% 0.1% 0.1% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5%

15 www.murphyoilcorp.com NYSE: MUR 15 MURPHY PORTFOLIO

16 www.murphyoilcorp.com NYSE: MUR 16 Eagle Ford Shale Enhancing Portfolio and Production Through Strong Execution, Improved Completions Eagle Ford Shale Acreage 2Q 2022 36 MBOEPD, 86% Liquids • 23 operated wells online – 17 Karnes, 6 Catarina 3Q 2022 Well Delivery Schedule • 4 operated wells online – 4 Catarina • 5 gross non - operated wells online – 2 Karnes, 3 Tilden Optimized Completions Design Achieving Immediate, Strong Results • Achieving full investment recovery in less than 1 year* • Karnes within 3 – 5 months • Catarina within 6 – 11 months • New wells exceeding initial forecast • Karnes avg 1,900 BOEPD gross IP30 • Catarina avg 1,100 BOEPD gross IP30 2022 Karnes Lower EFS Well Performance Net BOPD Murphy Acreage Fracking Crew Active Rig CATARINA TILDEN KARNES * Assuming $85 / BBL WTI 0 500 1,000 1,500 2,000 2,500 3,000 0 30 60 90 120 150 180 Days Online Recent Drees Lower EFS Wells Average Drees Lower EFS Recent Bellah Lower EFS Wells Average Bellah Lower EFS

17 www.murphyoilcorp.com NYSE: MUR 17 Tupper Montney Acreage Tupper Montney 2022 Wells Forecast to Achieve Fast Payback 2Q 2022 275 MMCFD • 15 wells online 3Q 2022 Well Delivery Schedule • 5 wells now producing • Completes FY 2022 program Achieving Record - High Production Results • Continue realizing strong well performance with modifications to flowback, facility and wellhead equipment, and procedures • Delivered 2022 well program for avg $4.8 MM / well • Estimated to achieve full investment recovery in less than 6 months* on average • Achieved record - high gross production peak of 415 MMCFD * Assuming $ 5.50 / MMBTU AECO price Murphy Acreage Facility 5 0 Miles BC Alberta

Gulf of Mexico
Development and Tiebacks Drive Future Free Cash Flow

2Q 2022 70 MBOEPD, 79% Oil

FY 2022 Capital Plan

- ~80% of spend for major projects in Gulf of Mexico
- Remainder for development and tie-back projects

Development and Tieback Projects

- Drilling Dalmatian #1 (Desoto Canyon 90) development well in 3Q 2022, online FY 2023
- Drilling non-op subsea tiebacks at Lucius #10 and Lucius #4 (Keathley Canyon 918, 919) in 3Q 2022, online 4Q 2022
- Completed non-op well at Kodiak #3 (Mississippi Canyon 727), production imminent

St. Malo Waterflood Project (Non-Op)

- Continuing work ahead of first water injection

Gulf of Mexico Assets



Dalmatian S.
Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Kodiak
Leibniz / Guadalupe
Carver / Donzi
Calliope
Nearly Headless Nick
Front Runner
Ninja
Guilder
Oso / Liberty
Rushmore
King's Quay
Cascade
St. Malo
Chinook East
Chinook
Lucius
0
Miles
50
2023 Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
Offshore Rig
FPSO

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
18

Gulf of Mexico

Opportunistic, High-Returning Bolt-On Acquisitions Enhance Portfolio Value

Acquisitions Enhanced With Near-Term Development

- Incremental production forecast of 1.5 MBOEPD in FY 2022 and 4.1 MBOEPD in FY 2023
  - 1 Kodiak, 2 Lucius wells online 2H 2022

Accretive Acquisitions With Fast Paybacks

- Acquired additional 11.0% WI in non-op Kodiak field for $47 MM in 2Q 2022
  - Forecast investment recovery within 1 year
- Acquired additional 3.4% WI in non-op Lucius field for $77 MM after adjustments in 3Q 2022
  - Forecast investment recovery within 2 years

High-Grading Portfolio Through Divestment

- Divested 50% WI in the operated Thunder Hawk field for $16 MM less adjustments in 3Q 2022
- Reduces liabilities by $37 MM

Gulf of Mexico Assets



Dalmatian S.
Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Kodiak
Leibniz / Guadalupe
Carver / Donzi
Calliope
Nearly Headless Nick
Front Runner
Ninja
Guilder
Oso / Liberty
Rushmore
King's Quay
Cascade
St. Malo
Chinook East
Chinook
Lucius
0
Miles
50
2023 Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
Offshore Rig
FPSO

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
19

20 www.murphyoilcorp.com NYSE: MUR 20 Block 5 Overview • Murphy 40% (Op), Petronas 30%, Wintershall Dea 30% • 34 leads / prospects • Mean to upward gross resource potential • 800 MMBO – 2,000 MMBO • Proven oil basin in proximity to multiple oil discoveries in Miocene section • First additional exploration period approved by CNH Tulum - 1EXP • Drilling permit received, targeting spud in 4Q 2022 • ~$23 MM net cost • Mean to upward gross resource potential • 150 – 350 MMBOE • Finalizing preparations ahead of spud 2022 Exploration Plan Salina Basin, Mexico Salina Basin Murphy WI Block Other Block Planned Well Discovery 0 60 Kilometers Cholula Block 5 Batopilas Saasken 200 – 300 MMBOIP Zama 670 MMBOE recoverable Polok 650’ net pay Chinwol 500’ net pay 0 30 Kilometers Cholula Block 5 Saasken 200 – 300 MMBOIP Zama 670 MMBOE recoverable Polok 650’ net pay Chinwol 500’ net pay MEXICO Tulum - 1EXP Sayulita 200 – 300 MMBOIP Yoti Oeste 250 MMBOIP

Exploration Update
Gulf of Mexico

Interests in 113 Gulf of Mexico OCS Blocks

- ~650,000 total gross acres
- 69 exploration blocks
- ~1 BBOE gross resource potential
  - 20 key prospects
- Targeting two-well exploration program in FY 2023
  - Oso #1, second well under evaluation with partners

Oso #1 (Atwater Valley 138)

- Murphy 50% (Op), Ridgewood 50%
- Mean to upward gross resource potential
  - 130 – 275 MMBOE

Gulf of Mexico Exploration Area



Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Carver / Donzi
Leibniz / Guadalupe
Front Runner
Ninja
Guilder
Oso / Liberty
Rushmore
King's Quay
Chinook East
0
Miles
50
2023 Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
21

22 www.murphyoilcorp.com NYSE: MUR 22 LOOKING AHEAD

Today's Strategic Plan Drives Tomorrow's Durable Returns

TODAY

Completing Major Offshore Projects

- Demonstrating strong offshore executing capabilities with first oil at operated King's Quay FPS

Reducing Debt While Restoring Dividend

- Delevering by reducing debt ~$1.1 BN, or 35%, from YE 2020
- Restoring dividend to competitive, historic level of $1.00 / share annualized

Building Momentum Into 2023

	1Q 2022A	4Q 2022E
Production, MBOEPD	141	198
Oil Production, MBOPD	75	103
Long-Term Debt, $BN	2.5	1.8
Debt / EBITDAX	1.8x	0.8x

NEAR- TO MEDIUM-TERM

Investing Strategically in Current Portfolio and Continuing Solid Execution

- Capitalizing on depth and flexibility of portfolio by investing and executing in highest return assets to maintain moderate production growth
- Drilling key operated exploration wells
- Analyzing strategic M&A opportunities

Executing Capital Allocation Framework

- Returning excess cash flow to shareholders via share buybacks and dividends
- Allocating adjusted FCF, targeting long-term debt ≤ $1.0 BN

LONG-TERM

Ensuring Durable Shareholder Returns

- Maintaining moderate production growth to maximize value with current portfolio
- Targeting investment grade credit rating
- Utilizing the balance sheet for potential M&A and exploration success

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
23

24 www.murphyoilcorp.com NYSE: MUR 24 Looking Forward Executing operational plans that enable significant delevering through capital allocation framework Drilling high - potential, operated exploration wells beginning in 4Q 2022 Executing capital allocation framework that includes analyzing offshore opportunities and reviewing accretive M&A Planning 2023 budget and multi - year plan that maintains onshore plans and analyses offshore tie - back opportunities Benefiting shareholders with sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity

25 www.murphyoilcorp.com NYSE: MUR 25 INVESTOR UPDATE OCTOBER 2022

26 www.murphyoilcorp.com NYSE: MUR 26 Appendix 1 Non - GAAP Definitions and Reconciliations 2 Glossary of Abbreviations 3 3Q 2022 Guidance 4 Current Hedging Positions 6 Acreage Maps 5 Supplemental Information

27 www.murphyoilcorp.com NYSE: MUR 27 The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations. Non - GAAP Financial Measure Definitions and Reconciliations

Non-GAAP Reconciliation

EBITDA and EBITDAX

Murphy defines EBITDA as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation, depletion and amortization (DD&A). Murphy defines EBITDAX as net income (loss) attributable to Murphy before interest, taxes, DD&A and exploration expense.

Management believes that EBITDA and EBITDAX provide useful information for assessing Murphy's financial condition and results of operations and are widely accepted financial indicators of the ability of a company to incur and service debt, fund capital expenditure programs, pay dividends and make other distributions to stockholders.

EBITDA and EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). EBITDA and EBITDAX have certain limitations regarding financial assessments because they exclude certain items that affect net income and net cash provided by operating activities. EBITDA and EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions	**Three Months Ended – June 30, 2022**	**Three Months Ended – June 30, 2021**
Net income (loss) attributable to Murphy (GAAP)	350.6	(63.1)
Income tax expense (benefit)	105.1	(11.2)
Interest expense, net	41.4	43.4
DD&A expense	188.2	217.3
EBITDA attributable to Murphy (Non-GAAP)	**685.3**	**186.4**
Exploration expense	15.2	13.5
EBITDAX attributable to Murphy (Non-GAAP)	**700.5**	**199.9**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION

www.murphyoilcorp.com
NYSE: MUR

28

Non-GAAP Reconciliation

ADJUSTED EBITDA

Murphy defines Adjusted EBITDA as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation, depletion and amortization (DD&A), impairment expense, discontinued operations, foreign exchange gains and losses, mark-to-market gains and losses on derivative instruments, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods.

Adjusted EBITDA is used by management to evaluate the company's operational performance and trends between periods and relative to its industry competitors.

Adjusted EBITDA may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDA has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDA should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions, except per BOE amounts	Three Months Ended – June 30, 2022	Three Months Ended – June 30, 2021
EBITDA attributable to Murphy (Non-GAAP)	685.3	186.4
Mark-to-market (gain) loss on derivative instruments	(88.1)	130.9
Mark-to-market loss on contingent consideration	31.7	61.8
Accretion of asset retirement obligations	10.2	9.5
Discontinued operations loss	0.9	0.1
Foreign exchange (gain)	(8.0)	-
Unutilized rig charges	-	2.5
Adjusted EBITDA attributable to Murphy (Non-GAAP)	**632.0**	**391.2**
Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels)	14,884	15,648
Adjusted EBITDA per BOE (Non-GAAP)	**42.46**	**25.00**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION

www.murphyoilcorp.com
NYSE: MUR

29

Non-GAAP Reconciliation

ADJUSTED EBITDAX

Murphy defines Adjusted EBITDAX as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation, depletion and amortization (DD&A), exploration expense, impairment expense, discontinued operations, foreign exchange gains and losses, mark-to-market gains and losses on derivative instruments, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods.

Adjusted EBITDAX is used by management to evaluate the company's operational performance and trends between periods and relative to its industry competitors.

Adjusted EBITDAX may not be comparable to similarly titled measures used by other companies, and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDAX has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions, except per BOE amounts	Three Months Ended – June 30, 2022	Three Months Ended – June 30, 2021
EBITDAX attributable to Murphy (Non-GAAP)	700.5	199.9
Mark-to-market (gain) loss on derivative instruments	(88.1)	130.9
Mark-to-market loss on contingent consideration	31.7	61.8
Accretion of asset retirement obligations	10.2	9.5
Discontinued operations loss	0.9	0.1
Foreign exchange (gain)	(8.0)	-
Unutilized rig charges	-	2.5
Adjusted EBITDAX attributable to Murphy (Non-GAAP)	**647.2**	**404.7**
Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels)	14,884	15,648
Adjusted EBITDAX per BOE (Non-GAAP)	**43.48**	**25.86**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
30

31 www.murphyoilcorp.com NYSE: MUR 31 BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling & completion DD&A: Depreciation, depletion & amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOM: Gulf of Mexico LOE: Lease operating expense MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NA: North America NGL: Natural gas liquid ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillion cubic feet TCPL: TransCanada Pipeline TOC: Total organic content WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

32 www.murphyoilcorp.com NYSE: MUR 32 3Q 2022 Guidance Producing Asset Oil (BOPD) NGLs (BOPD) Gas (MCFD) Total (BOEPD) US – Eagle Ford Shale 27,600 4,800 28,900 37,200 – Gulf of Mexico excluding NCI 1 56,300 4,300 61,300 70,800 Canada – Tupper Montney – – 394,400 65,700 – Kaybob Duvernay and Placid Montney 4,100 800 14,800 7,400 – Offshore 2,400 – – 2,400 Other 500 – – 500 3Q Production Volume (BOEPD) excl. NCI 1 180,000 – 188,000 3Q Exploration Expense ($MM) $11 Full Year 2022 CAPEX ($MM) excl. NCI and acq 2 $900 – $950 Full Year 2022 Production Volume (BOEPD) excl. NCI 3 168,000 – 176,000 1 Excludes noncontrolling interest of MP GOM of 6,700 BOPD oil, 300 BOPD NGLs and 2,700 MCFD gas 2 Excludes noncontrolling interest of MP GOM of $33 MM and acquisitions 3 Excludes noncontrolling interest of MP GOM of 7,800 BOPD oil, 300 BOPD NGLs and 3,000 MCFD gas

33 www.murphyoilcorp.com NYSE: MUR 33 Current Hedging Positions – Oil * As of August 2, 2022 United States Commodity Type Volumes (BBL/D) Price (BBL) Start Date End Date WTI Fixed Price Derivative Swap 20,000 $44.88 7/1/2022 12/31/2022 Commodity Type Volumes (BBL/D) Put Price (BBL) Call Price (BBL) Start Date End Date WTI Derivative Collar 25,000 $63.24 $75.20 7/1/2022 12/31/2022

34 www.murphyoilcorp.com NYSE: MUR 34 Current Fixed Price Contracts – Natural Gas Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 247 C$2.34 7/1/2022 10/31/2022 Natural Gas Fixed Price Forward Sales at AECO 266 C$2.36 11/1/2022 12/31/2022 Natural Gas Fixed Price Forward Sales at AECO 269 C$2.36 1/1/2023 3/31/2023 Natural Gas Fixed Price Forward Sales at AECO 250 C$2.35 4/1/2023 12/31/2023 Natural Gas Fixed Price Forward Sales at AECO 162 C$2.39 1/1/2024 12/31/2024 Natural Gas Fixed Price Forward Sales at AECO 45 US$2.05 7/1/2022 12/31/2022 Natural Gas Fixed Price Forward Sales at AECO 25 US$1.98 1/1/2023 10/31/2024 Natural Gas Fixed Price Forward Sales at AECO 15 US$1.98 11/1/2024 12/31/2024 * As of August 2 , 2022 These contracts are for physical delivery of natural gas volumes at a fixed price, with no mark - to - market income adjustment

35 www.murphyoilcorp.com NYSE: MUR 35 Financial Results Strengthening Balance Sheet Solid Foundation for Commodity Price Cycles • $432 MM of cash and cash equivalents at June 30, 2022 • Redeemed $200 MM of 6.875% Senior Notes due 2024 • Achieved $240 MM of additional long - term debt reduction: • Tendered $198 MM of senior notes in August 2022, comprised of $100 MM of 5.75% Notes due 2025 and $98 MM of 6.375% Notes due 2028 • Redeemed remaining $42 MM of 6.875% Senior Notes due 2024 on August 19, 2022 • $1.6 BN senior unsecured credit facility matures Nov 2023, undrawn at June 30, 2022 • All debt is unsecured, senior credit facility not subject to semi - annual borrowing base redeterminations 0 500 1,000 1,500 2,000 Notes Drawn RCF Undrawn RCF Note Maturity Profile* $MM 10 Year 20 Year Long - Term Debt Profile* Total Bonds Outstanding $BN $2.27 Weighted Avg Fixed Coupon 6.2% Weighted Avg Years to Maturity 7.4 * As of June 30 , 2022. Does not include $42 MM redemption and $198 MM aggregate tender in August 2022 Aug 2022 Tender

36 www.murphyoilcorp.com NYSE: MUR 36 North America Onshore Area Net Acres Reservoir Inter - Well Spacing (ft) Remaining Wells Karnes 10,092 Lower EFS 300 108 Upper EFS 1,000 151 Austin Chalk 1,100 106 Tilden 64,770 Lower EFS 630 231 Upper EFS 1,200 51 Austin Chalk 1,200 86 Catarina 48,375 Lower EFS 560 234 Upper EFS 1,280 198 Austin Chalk 1,600 100 Total 123,237 1,265 Area Net Acres Inter - Well Spacing (ft) Remaining Wells Two Creeks 28,064 984 117 Kaybob East 33,264 984 147 Kaybob West 26,192 984 104 Kaybob North 25,396 984 101 Simonette 32,962 984 109 Saxon 11,245 984 56 Total 157,123 634 Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations *As of December 31, 2021 *As of December 31, 2021

37 www.murphyoilcorp.com NYSE: MUR 37 Eagle Ford Shale Peer Acreage

38 www.murphyoilcorp.com NYSE: MUR 38 Kaybob Duvernay Peer Acreage SAXON KAYBOB WEST KAYBOB EAST KIWENTINOHK Crescent Point CHEVRON PARAMOUNT XTO REPSOL PLACID CENOVUS 6 Miles KEYERA SIMONETTE ENERGY TRANSFER KAYBOB Paramount Chevron Murphy Kiwetinohk Cenovus Crescent Point XTO Repsol Other Leased JV Area Open Crown Facility Battery PCC PCC GMT Hitic Halo GMT HITIC HALO

39 www.murphyoilcorp.com NYSE: MUR 39 Tupper Montney Peer Acreage ARC Montney Shell Montney Advantage Montney Other Competitors Open Crown Tourmaline Montney Ovintiv Montney Birchcliff Montney TCPL Pipeline Murphy Facility Battery Murphy Pipeline 0 10 Miles

40 www.murphyoilcorp.com NYSE: MUR 40 Placid Montney Peer Acreage ARC Open Crown Other Leased Paramount Kiwetinohk CNRL XTO Non - Operated Area Hawthorne Energy Facility Battery Spartan Delta Murphy Cenovus KIWETINOHK ARC PARAMOUNT XTO CENOVUS HAWTHORNE ENERGY CNRL SAXON KAYBOB WEST KAYBOB EAST PLACID KEYERA SIMONETTE 6 Miles HALO ENERGY TRANSFER KAYBOB Halo SPARTAN DELTA I3 Energy I3

41 www.murphyoilcorp.com NYSE: MUR 41 Kaybob Duvernay Maintaining Production With New Well Deliveries Kaybob Duvernay Acreage 7 0 Miles Kaybob East Simonette Kaybob North Kaybob West Saxon Two Creeks Murphy Acreage Pipeline Facility Battery 2022 Wells 2Q 2022 6 MBOEPD, 75% Liquids FY 2022 Capital Plan • 3 operated wells online • Program complete in 1Q 2022

42 www.murphyoilcorp.com NYSE: MUR 42 PRODUCING ASSETS Asset Operator Murphy WI 1 Calliope Murphy 29% Cascade Murphy 80% Chinook Murphy 86% Clipper Murphy 80% Cottonwood Murphy 80% Dalmatian Murphy 56% Front Runner Murphy 50% Habanero Shell 27% Khaleesi Murphy 34% Kodiak Kosmos 59% Lucius Anadarko 16% Marmalard Murphy 24% Marmalard East Murphy 65% Medusa Murphy 48% Nearly Headless Nick Murphy 27% Neidermeyer Murphy 53% Powerball Murphy 75% Son of Bluto II Murphy 27% St. Malo Chevron 20% Tahoe W&T 24% Gulf of Mexico Murphy Blocks Note: Anadarko is a wholly - owned subsidiary of Occidental Petroleum 1 Excluding noncontrolling interest Gulf of Mexico Assets GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Lucius Cascade St. Malo Chinook Front Runner Medusa Dalmatian S. Delta House Rushmore Guilder Silver Dollar West Ninja Silver Dollar Carver / Donzi Oso / Liberty Chinook East Hoffe Park Calliope Nearly Headless Nick Murphy WI Block Offshore Platform FPSO 2023 Well Discovery Key Exploration Project King’s Quay Kodiak Leibniz / Guadalupe

Offshore Canada
Advancing Terra Nova Asset Life Extension Project

Terra Nova FPSO

- Suncor 48% (Op), Cenovus 34%, Murphy 18%
- Partner group advancing asset life extension (ALE) project
  - Will extend production life by ~10 years
- Government of Newfoundland and Labrador contributing up to US$164 MM (C$205 MM) in royalty and financial support
  - Partner group to contribute on matching basis
- $60 MM net investment

Project Schedule

- Anticipated return to production YE 2022

Terra Nova Field, Offshore Canada


LABRADOR
QUEBEC
NEWFOUNDLAND
Kilometers
0
200
Terra Nova
Murphy WI Block
Other Blocks
Discovered Field
FPSO

FPSO – Floating production storage and offloading vessel

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
43

44 www.murphyoilcorp.com NYSE: MUR 44 Exploration Update Sergipe - Alagoas Basin, Brazil Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Material opportunities identified on Murphy WI blocks • Evaluating future drilling plans with partners Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Planned Well Cutthroat - 1

Exploration Update
Potiguar Basin, Brazil

Asset Overview
- Wintershall Dea 70% (Op), Murphy 30%
- Received offshore operator approval from ANP, necessary step to acquire Wintershall WI position at no cost
- Hold WI in 3 blocks, spanning ~775 M gross acres
- Proven oil basin in proximity to Pitu oil discovery

Extending the Play Into the Deepwater
- >2.1 BBOE discovered in basin
  - Onshore and shelf exploration
  - Pitu step-out into deepwater
- Continuing to mature inventory
- Targeting 2024 – 2025 spud

Potiguar Basin



Murphy WI Block
Other Block
Discovered Field
Kilometers
0
50
Petrobras
Petrobras
Petrobras
POT-M-857
Petrobras/ Shell
Shell
POT-M-863
POT-M-865
Petrobras/ Shell
Pitu
BRAZIL

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
45

46 www.murphyoilcorp.com NYSE: MUR 46 Development Update Cuu Long Basin, Vietnam Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% Block 15 - 1/05 • Received approval of the Lac Da Vang (LDV) retainment / development area • LDV field development plan submitted to government for approval • LDT - 1X discovery in 2019 • Maturing remaining block prospectivity • LDT - 1X discovery and other exploration upside has potential to add bolt - on resources to LDV Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHOUNG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

47 www.murphyoilcorp.com NYSE: MUR 47 Exploration Update Cuu Long Basin, Vietnam Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% Block 15 - 2/17 • 3 - year primary exploration period ends 4Q 2022 • Seeking extension due to COVID - 19 related delays • 1 well commitment • 2 initial prospects identified • Seismic reprocessing, geological / geophysical studies ongoing Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

48 www.murphyoilcorp.com NYSE: MUR 48 INVESTOR UPDATE OCTOBER 2022